                                 Exhibit 27(d)

            Specimen Flexible Premium Variable Life Insurance Policy

                                                         WRL PRIORITY:
                                                         P.O. BOX 9026
                                                   CLEARWATER, FL 33758-9026
         A History Of Performance(R)
                                                STREET ADDRESS-USE FOR CARRIER
               WRL(R) LOGO                          OTHER THAN POST OFFICE:
          INSURANCE - ANNUITIES                      570 CARILLON PARKWAY
Western Reserve Life Assurance Co. of Ohio      ST. PETERSBURG, FLORIDA 33716

                                                     INTERSECURITIES ONLY
                                                        1-800-597-7750

                                                 ALL OTHER BROKER DEALER FIRMS
                                                        1-800-835-2975


                         APPLICATION FOR LIFE INSURANCE


Agent Name:
           ------------------------------------------------------------------
 Agent Number:
              ---------------------------------------------------------------
 Broker/Dealer:
               --------------------------------------------------------------
Date Faxed: (If Applicable)
                           --------------------------------------------------
Amount of initial premium with application       $| |,| | | |,| | | |.| | |
                                                  ---------------------------
Amount to be applied to application
                                                 $| |,| | | |,| | | |.| | |
             -----------------------------        ---------------------------

                                                 $| |,| | | |,| | | |.| | |
             -----------------------------        ---------------------------


Owner E-Mail:
             ----------------------------------------------------------------

-----------------------------------------------------------------------------


                     DO:                                                                      DO NOT:
                                                                     [ ] Use pencil or whiteout.
[ ]Complete the entire application (front and back).                 [ ] Accept or send money on applications that total more
[ ]Print application in black ink.                                       than $1,000,000.00
[ ]Have applicant initial all changes.                               [ ] Submit an agent check as the initial premium.
[ ]Obtain all required signatures.                                   [ ] Submit starter checks or deposit slips for electronic
[ ]Complete and sign the Agents Report.                                  (bank draft) withdrawals.
[ ]Include certification if a trust is owner of the policy.
[ ]Section 5,6 & 12, Page 2: If additional space is required firmly attach a separate page.

                                                                                             AGENT COMMENTS

FREEDOM ELITE BUILDER & FREEDOM ELITE ADVISOR                            ---------------------------------------------------
CIR Coverage Limited to: $5,000 Minimum and
$20,000 Maximum                                                          ---------------------------------------------------

ALL OTHER PRODUCTS - CIR Coverage Limited to:                            ---------------------------------------------------
$2,000 Minimum and $10,000 Maximum
                                                                         ----------------------------------------------------
                                                                                 (For additional space, see reverse)

                              ADDITIONAL COMMENTS


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


CMC                    AUTHORIZATION AGREEMENT FOR PREAUTHORIZED PAYMENTS
    -----------------



                              ATTACH VOIDED SAMPLE
                                OF YOUR PERSONAL
                                   CHECK HERE

To: Banks which agree to honor charges in the form of checks, draft or debits ACH electronic fund transfers.

So that you may comply with your depositor's authorization and direction as set forth below, Western Reserve Life Assurance Co. of Ohio agrees:


     1. To indemnify you and hold you harmless from any loss you may suffer as a consequence of your actions resulting from or in connection with the execution and issuance of any check or draft, whether or not genuine, or payment of any preauthorized ACH electronic fund transfer debit received by you in the regular course of business for the purpose of payment to this Company, including any cost or expenses reasonably incurred in connection therewith.

     2. In the event that any such check, draft or debit shall be dishonored whether with or without cause, and whether intentionally or inadvertently, to indemnify you for any loss even though dishonor results in a forfeiture of the insurance.

     3. To defend at our own cost and expense any action which might be brought by any depositor or any other persons because of your actions taken pursuant to the foregoing request, or in any manner arising by reason of your participation in the foregoing plan of premium collections.

                                                                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Authorized in a resolution adopted by the Executive
Committee of the Board of Directors of WESTERN RESERVE                      /s/ William H. Geiger
LIFE ASSURANCE CO. OF OHIO on October 29, 1991.
                                                                                 Secretary
TO: WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

As a convenience to me, I hereby request and authorize you to obtain payment of amounts becoming due you by initiating charges in the form of check, drafts or debits via ACH electronic fund transfers on my account maintained at the

------------------------------------------------------------     ------------------------------------------------------------
         (Name of Bank)                                                          (Address of Bank)

for the payment of each monthly premium under Policy No._________________                  LIST ANY OTHER POLICIES TO BE PAID
on the life of____________________________________                                            BY SAME CHECK, DRAFT DEBIT

This authority is to remain in effect until revoked by me in writing, and until
you actually receive such notice, I agree that you shall be fully protected in             ---------------------------------
drawing any such check or draft or initiating such debit.  I understand that if any
such check, draft or debit be dishonored by my Bank and any monthly                        ---------------------------------
amount due to WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO is not paid
within the time stipulated in the policy, said policy shall become null and void           ---------------------------------
except as otherwise provided therein.                                                       AUTHORIZATION FOR PREAUTHORIZED
                                                                                                      PAYMENTS TO:

                                                                                         Western Reserve Life Assurance Co. of Ohio
                                                                                          P.O. Box 9026, CLEARWATER, FL 33758-9026


"I elect_____day (select 1 to 27) of                As a convenience to me, I hereby request and authorize you to
each month to have the payment of                   pay and charge to my bank checking account checks or drafts
$ ___________taken from my account. If no           drawn by and payable to the order of WESTERN RESERVE LIFE
date is indicated the draft date will               ASSURANCE CO. OF OHIO or to debit my account identified above
be the policy issue date."                          via ACH electronic fund transfers provided there are
                                                    sufficient collected funds in said account to pay the same upon presentation. This authority is to remain in effect until revoked by me in writing, and until you actually receive such notice I agree that you shall be fully protected in honoring any such check, draft or debit. I further agree that if any such check, draft or debit be dishonored, whether with or
                                                    without cause and whether intentionally or inadvertently, you shall be under no liability whatsoever even though such
                                                    dishonor results in the forfeiture of insurance.

                                                                               1 (X)
                                                    ---------------------------      ------------------------------

                                                                               2 (X)
                                                    ---------------------------      ------------------------------
                                                            Both Authorized Signatures Required on Joint Accts.

                                  THIS PAGE IS
                              INTENTIONALLY BLANK

LIFE APPLICATION-PART 1  WRL - Western Reserve Life Assurance Co. of Ohio,  P.O. Box 9026, Clearwater, FL 33758-9026
-----------------------------------------------------------------------------------------------------------------------------------
 SECTION 1. PROPOSED PRIMARY INSURED/OWNER    [ ] Check if Proposed Primary Insured is also the Owner
 IF PROPOSED CONTINGENT OWNER IS NAMED, PLEASE USE ADDITIONAL INFORMATION PAGES.
-----------------------------------------------------------------------------------------------------------------------------------
 1. Last Name                                                              First Name                                          M.I.

-----------------------------------------------------------------------------------------------------------------------------------
 2. Address                                                            Apt#        City

-----------------------------------------------------------------------------------------------------------------------------------
 State   Zip Code            3. Years at Address     4. Home Phone                  5. Driver License Number            State

                                                     (   )-    -
-----------------------------------------------------------------------------------------------------------------------------------
    6. Sex    7. Date of Birth             8. Insurable Age       9. Place of Birth - State/Country      10. Social Security Number
 [ ] Male
 [ ] Female       MM-DD-YYY                                                                                          -    -
-----------------------------------------------------------------------------------------------------------------------------------
 11. Height           12. Weight          13. Marital Status          14.    Employer                                      Years

     ft    in                lbs
-----------------------------------------------------------------------------------------------------------------------------------
 15. Occupation & Duties

-----------------------------------------------------------------------------------------------------------------------------------
 16. Employer's Address                                                                          17. Business Phone Number
                                                                                                 (   )-         -
-----------------------------------------------------------------------------------------------------------------------------------
 18. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?               [ ] Yes   [ ] No
 19. Rate Class Quoted:     [ ] Ult Select         [ ] Select          [ ] Ult Standard      [ ] Standard        [ ] Juvenile
-----------------------------------------------------------------------------------------------------------------------------------
 SECTION 2. PROPOSED OTHER/JOINT INSURED                     [ ]  Check if Proposed Joint Insured is also Joint Owner (FWP ONLY)
 IF MORE THAN ONE OTHER INSURED, PLEASE USE ADDITIONAL INFORMATION PAGES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Last Name                                                              First Name                                          M.I.

-----------------------------------------------------------------------------------------------------------------------------------
 2. Address                                                            Apt#        City

-----------------------------------------------------------------------------------------------------------------------------------
 State   Zip Code            3. Years at Address     4. Home Phone                  5. Driver License Number            State

                                                     (   )-    -
-----------------------------------------------------------------------------------------------------------------------------------
    6. Sex    7. Date of Birth             8. Insurable Age       9. Place of Birth - State/Country      10. Social Security Number
 [ ] Male
 [ ] Female       MM-DD-YYY                                                                                          -    -
-----------------------------------------------------------------------------------------------------------------------------------
 11. Height      12. Weight      13. Marital Status       14. Relationship to Proposed Insured    15 Employer                Years

     ft    in         lbs
-----------------------------------------------------------------------------------------------------------------------------------
 16. Occupation & Duties

-----------------------------------------------------------------------------------------------------------------------------------
 17. Employer's Address                                                                          18. Business Phone Number
                                                                                                 (   )-         -
-----------------------------------------------------------------------------------------------------------------------------------
 19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?               [ ] Yes   [ ] No
 20. Rate Class Quoted:     [ ] Ult Select         [ ] Select          [ ] Ult Standard      [ ] Standard        [ ] Juvenile
-----------------------------------------------------------------------------------------------------------------------------------
 SECTION 3. APPLICANT/OWNER IF OTHER THAN THE PROPOSED PRIMARY INSURED
-----------------------------------------------------------------------------------------------------------------------------------
 1. Last Name                                                              First Name                                          M.I.

-----------------------------------------------------------------------------------------------------------------------------------
 2. Address                                                            Apt#        City

-----------------------------------------------------------------------------------------------------------------------------------
 State   Zip Code            3.  Home Phone                  4. Social Security Number/Tax ID #

                                 (   )-    -
-----------------------------------------------------------------------------------------------------------------------------------
 5. Date of Birth             6. Relationship to the Proposed Primary Insured:

        MM-DD-YYY
-----------------------------------------------------------------------------------------------------------------------------------
 SECTION 4. CHILDREN'S INSURANCE RIDER
 COVERAGE AMOUNT $ _______,__________
-----------------------------------------------------------------------------------------------------------------------------------
           Name                     Relationship                   Date of Birth                   Height              Weight
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  MM - DD - YYYY                    ft    in                lbs
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  MM - DD - YYYY                    ft    in                lbs
-----------------------------------------------------------------------------------------------------------------------------------

                                                                  MM - DD - YYYY                    ft    in                lbs
-----------------------------------------------------------------------------------------------------------------------------------
Are all children listed? [ ]Yes [ ]No  Are children living with proposed primary insured? [ ]Yes [ ]No  If not, explain why:_______

LIFE APPLICATION

------------------------------------------------------------------------------------------------------------------------------------
SECTION 5. PRIMARY BENEFICIARY - IF PERCENTAGE SHARES ARE NOT LISTED BELOW, THEY WILL BE DIVIDED EQUALLY AMONG THE BENEFICIARIES
------------------------------------------------------------------------------------------------------------------------------------

                  Name                                Percent           Relationship             Social Security Number/Tax ID#
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        -       -      /
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        -       -      /
------------------------------------------------------------------------------------------------------------------------------------

                                             TOTAL     100

SECTION 6. CONTINGENT BENEFICIARY - IF percentage shares are not listed below, they will be divided equally among the beneficiaries

                  Name                                Percent           Relationship             Social Security Number/Tax ID#
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        -       -      /
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        -       -      /
------------------------------------------------------------------------------------------------------------------------------------

                                             TOTAL     100


SECTION 7. PROPOSED PLAN OF INSURANCE:                        SECTION 8. DEATH BENEFIT OPTION

 1. [ ]Freedom Elite Builder Variable Life Insurance                   [ ] A) Level Benefit
    [ ]Freedom Elite Advisor Variable Life Insurance                   [ ] B) Increasing Benefit
    [ ]Other________________________________________                   [ ] C) Option B To Age 70 Then Grading Down to Level
                                                                              Death Benefit (not applicable to FWP)

 2.      Specified Amount:             $   ,   ,              SECTION 9. ADDITIONAL BENEFITS-PRIMARY INSURED ONLY
                                        --- --- ---
 3.      Primary Insured Rider         $   ,   ,                       [ ] Adjustable Term Insurance Rider
                                        --- --- ---                    [ ] Death Benefit Extension Rider
 4.      Primary Insured Rider Plus    $   ,   ,                       [ ] Disability Waiver Rider
                                        --- --- ---                    [ ] Disability Waiver And Income Rider
 5.      Other Insured Rider                                               ($300 per month maximum)            $
                                       $   ,   ,                                                                --- --- ---
-----------------------------           --- --- ---

6. ARE YOU APPLYING FOR MORE THAN ONE OTHER INSURED RIDER?             [ ] Accidental Death Benefit
                                                                           ($150,000 maximum) $   ,
                       [ ] YES     [ ] NO                                                      --- ---

 IF YES PLEASE USE ADDITIONAL INFORMATION PAGES                        SECTION 10. PREMIUMS PAYABLE
                                                                           Planned Premium        $   ,   ,
[ ] Freedom Wealth Protector Variable Life Insurance                                               --- --- ---
    Policies Only

    Specified Amount:            $   ,   ,
                                  --- --- ---                             [ ] Electronic (bank draft)              Draft Date (1st
7.  No Lapse Guarantee Option:   [ ] A) Option 1   [ ] B) Option 2                                    -------------  thru 27th)
                                                                          [ ] Direct Bill
8.  Wealth Protector Rider       $   ,   ,                                    [ ] Single Premium     [ ] Quarterly
                                  --- --- ---                                 [ ] Annual             [ ] Monthly
9.  Joint Insured Rider          $   ,   ,                                    [ ] Semi-annual        [ ] Other _______
                                  --- --- ---

10. INDIVIDUAL INSURED RIDER(S)                                        SECTION 11.  SUBACCOUNT ALLOCATIONS
                                                                                    FOR VARIABLE PLANS ONLY
[ ] Proposed Primary Insured     $   ,   ,
                                  --- --- ---                          USE L-APPSUPP SUBACCOUNT ALLOCATIONS FOR LIFE INSURANCE
[ ] Proposed Joint Insured       $   ,   ,
                                  --- --- ---
-----------------------------------------------------------------------------------------------------------------------------------

SECTION 12. OTHER INSURANCE IN FORCE FOR ALL PROPOSED INSUREDS

Does the proposed insured have existing life insurance policies or annuity contracts?        [ ] Yes      [ ] No


Proposed Insured Name               Company             Amount of insurance                 Year issued          Replacement?

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Yes       No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Yes       No
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   Yes       No
------------------------------------------------------------------------------------------------------------------------------------


IS THIS INTENDED TO BE A 1035 EXCHANGE?  [ ] YES  [ ]  NO    Anticipated Cash Value Transfer  $   ,   ,
                                                                                               --- --- ---


     1)  Has any proposed insured ever had life, disability or health insurance declined, rated, modified, issued with an exclusion rider, canceled, or
         not renewed? If yes please explain in REMARKS.                                [ ] Yes         [ ] No

     2)  Will the insurance applied for on any proposed insured replace or change any existing life or annuity policy? If yes, complete
         replacement forms, if appropriate.                                            [ ] Yes         [ ] No

     3)  Is there an application for life, accident or sickness insurance now pending or contemplated on any proposed insured in this or any other
         company? If yes, give details in Agent's Report, Question 3.                  [ ] Yes         [ ] No
------------------------------------------------------------------------------------------------------------------------------------

LIFE APPLICATION-PART 2

------------------------------------------------------------------------------------------------------------------------------------

SECTION 13. PERSONAL FINANCIAL STATEMENT           14. COMPLETE FOR CORPORATION, PARTNERSHIP,
            FOR PROPOSED PRIMARY INSURED               OR TRUST
------------------------------------------------------------------------------------------------------------------------------------

A)  Gross Income Current Yr   $   ,   ,                                          A)   Current Estimated Market Value  $    ,   ,
                               --- --- ---                                                                             --- --- ---
B)  Gross Income Previous Yr  $   ,   ,                                          B)   Assets                  Liquid  $   ,   ,
                               --- --- ---                                                                             --- --- ---
C)  Source of Income     [  ]  Employment     [  ]  Retirement                                              Nonliquid $   ,   ,
                                                                                                                       --- --- ---
    [ ]  Inheritance     [  ] 1035 Exchange   [  ]  Other                        C)   Liabilities                     $   ,   ,
                                                         --------------------                                          --- --- ---
D)  Current Net Worth         $   ,   ,                                          D)   Net Worth                       $   ,   ,
                               --- --- ---                                                                             --- --- ---

For over $1 million applied coverage complete a separate financial questionnaire (Form #U00001 - 12/97)

------------------------------------------------------------------------------------------------------------------------------------
SECTION 15. MEDICAL QUESTIONS - EACH QUESTION MUST BE INDIVIDUALLY ASKED AND ANSWERED FOR EACH PROPOSED INSURED.
------------------------------------------------------------------------------------------------------------------------------------

Give the details of "Yes" answers below. Identify question number; state signs, symptoms and diagnosis of each illness or injury. List the details and results of any treatment; List the name, full address and dates of each health care provider consulted.

To the best of your knowledge, has any Proposed Insured within the last 10 yrs had or been told by a member of the medical profession that he or she had, or has been treated for:

 1) Heart murmur, high blood pressure, chest pain, heart attack, stroke, or other disorder of the heart or
    circulatory system?                                                                                          [  ] Yes  [  ] No

 2) Asthma, Emphysema, Chronic Bronchitis, Tuberculosis, or any other Respiratory disorder; colitis, ulcer or
    any other gastrointestinal disorder; jaundice, hepatitis, liver or kidney disorder?                          [  ] Yes  [  ] No

 3) Cancer, tumor, polyp, breast, prostate or any other reproductive disorder; or any thyroid or endocrine
    disorder?                                                                                                    [  ] Yes  [  ] No

 4) Brain, mental, anxiety, depression, suicide attempt, or seizure disorder; or any paralysis?                  [  ] Yes  [  ] No

 5) Diabetes, anemia, or any disorder of the blood; sugar, protein, or blood in the urine?                       [  ] Yes  [  ] No

 6) Used amphetamines, heroin, cocaine, marijuana, or any other illegal or controlled substance except as prescribed by a physician?

 7) Sought or been advised to seek treatment, limit or discontinue use of alcohol?                               [  ] Yes  [  ] No

 8) Been on or are now on prescribed medication or diet?                                                         [  ] Yes  [  ] No

 9) Has any Proposed Insured been told by a member of the medical profession that he or she had a diagnosis      [  ] Yes  [  ] No
    of AIDS (Acquired Immune Deficiency Syndrome), ARC (AIDS Related Complex), or the HIV (Human
    Immunodeficiency Virus) infection?                                                                            [  ] Yes  [  ] No

10) Had or been advised to have any hospitalization, surgery, or any diagnostic test including, but not
    limited to, electrocardiograms, blood studies, scans, MRI's or other test?                                   [  ] Yes  [  ]  No

11) An examination, treatment or consultation with a doctor or health care provider other than above?            [  ] Yes  [  ]  No

12) Have or have had a parent, brother or sister who has/had coronary artery death or disease prior to age 60?   [  ] Yes  [  ]  No


------------------------------------------------------------------------------------------------------------------------------------
SECTION 16.  DETAILS TO "YES" ANSWERS FOR MEDICAL QUESTIONS SECTION

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                       Name, Address and Phone # of
Question #         Proposed Insured's Name   Date, Diagnosis, Treatment, Results, and Duration        Attending Doctor and Hospital
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

SECTION 17. NAME AND ADDRESS OF PERSONAL PHYSICIAN AND REASON CONSULTED (IF NONE,SO STATE)

             Primary Insured                    Joint or Other Insured                                   Children
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

Date and reason last consulted a physician   Date and reason last consulted a physician  Date and reason last consulted a physician

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

LIFE APPLICATION

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 18. RESIDENCY
-----------------------------------------------------------------------------------------------------------------------------------

A) Any Proposed Insured is a citizen of [ ] USA   [  ] Other Country________  Type of VISA_________________________________________

B) How many years has the proposed insured resided in the USA?_______

C) Does any proposed insured travel outside the USA?    [  ] Yes    [  ] No
   If yes, provide details: include destination, number of trips, duration of each trip, purpose of trip, plans for the next year.

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


SECTION 19. DRIVING RECORD
-----------------------------------------------------------------------------------------------------------------------------------

A) Has any Proposed Insured had their driver's license suspended, restricted, revoked, or been cited for a moving violation in the last 5 years?

             [  ] Yes            [  ] No             If yes, give reason:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



B) Has any Proposed Insured in the last ten years been convicted of a misdemeanor (other than a minor traffic violation) or felony?

             [  ] Yes            [  ] No             If yes, give reason:

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
SECTION 20. SPECIAL ACTIVITIES
-----------------------------------------------------------------------------------------------------------------------------------

A)  Except as a passenger on a regularly scheduled flight, has any proposed insured flown within the past 3 years, or does any proposed insured have plans to fly in the future?
    If yes, complete Aviation Questionnaire.                                                      [ ] Yes    [ ] No
B)  In the past 3 years has any proposed insured participated in organized racing (automobile, motorcycle, or boat), underwater or sky diving, hang gliding, mountain or rock climbing?
    If yes, complete an Avocation Questionnaire.                                                  [ ] Yes    [ ] No
-----------------------------------------------------------------------------------------------------------------------------------

SECTION 21. SUITABILITY FOR VARIABLE LIFE INSURANCE POLICY-COMPLETE FOR ALL VARIABLE PLANS
-----------------------------------------------------------------------------------------------------------------------------------

A)  Have you, the Proposed Primary Insured, and Applicant/Owner, if other than the
    Proposed Primary Insured, received the current Prospectus for the policy?                     [ ] Yes    [ ] No

B)  Do you understand that the Death Benefit may be variable or fixed under specific conditions?  [ ] Yes    [ ] No

C)  DO YOU UNDERSTAND THAT UNDER THE POLICY APPLIED FOR (EXCLUSIVE OF ANY OPTIONAL
    BENEFITS),THE AMOUNT OF DEATH BENEFIT AND THE ENTIRE AMOUNT OF THE POLICY
    CASH VALUE MAY INCREASE OR DECREASE DEPENDING UPON THE INVESTMENT EXPERIENCE?                 [ ] Yes    [ ] No

D)  With this in mind, is the policy in accordance with your insurance objectives
    and your anticipated financial needs?                                                         [ ] Yes    [ ] No

E)  Would you like to receive a statement of additional information?                              [ ] Yes    [ ] No

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 22. TO BE COMPLETED BY APPLICANT/OWNER
-----------------------------------------------------------------------------------------------------------------------------------


Transfer Authorization: (See Prospectus for transfer procedures.)

Your policy applied for, if issued, will automatically receive transfer privileges described in the applicable prospectus unless declined below. These privileges allow the Owner to give the registered representative/agent of record for this policy authority to make transfers and to change the allocation of future payments among the Subaccounts and the Fixed Account on the Owner's behalf according to the Owner's instructions.

           [ ] I do NOT want transfer privileges.

Western Reserve Life will not be liable for complying with transfer instructions it reasonably believes to be authentic, nor for any loss, damage, costs or expense in acting on such instructions, and Policyowners will bear the risk of any such loss. Western Reserve Life will employ reasonable procedures to confirm that transfer instructions are genuine. If Western Reserve Life does not employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. These procedures include but are not limited to requiring forms of personal identification prior to acting upon such transfer instruction, providing written confirmation of such transactions to the owner and/or tape recording of telephone transfer request instructions received.


-----------------------------------------------------------------------------------------------------------------------------------
  SECTION 23. TAXPAYER IDENTIFICATION AND BACKUP WITHHOLDING CERTIFICATION
-----------------------------------------------------------------------------------------------------------------------------------

Under penalties of perjury, each of the undersigned hereby certifies (1) that the Social Security or Taxpayer Identification Number set forth on this application is correct and (2) that I am currently not subject to backup withholding. [Cross out (2) if not correct.] The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

LIFE APPLICATION

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 24. OTHER INSURANCE-TO BE COMPLETED BY THE REGISTERED REPRESENTATIVE
-----------------------------------------------------------------------------------------------------------------------------------

1. Will the policy applied for replace or change any existing life insurance
   policy or annuity?    [ ] Yes    [ ] No

2. If replacement of existing insurance is involved, have you complied with all state requirements, including any
   Disclosure and Comparison Statements?     [ ] Yes     [ ] No     [ ] N/A

   If "No," explain________________________________________________________________________________________________________

-----------------------------------------------------------------------------------------------------------------------------------
SECTION 25. ACKNOWLEDGMENT OF APPLICANT AND PROPOSED INSURED
-----------------------------------------------------------------------------------------------------------------------------------

Each of the undersigned hereby certifies and represents as follows:

The statements and answers given on this application are true and correct. I acknowledge and agree (a) that this application and any amendments shall be the basis for any insurance issued; (b) that the agent does not have the authority to waive any question on this application, to decide if insurance will be issued, or to modify any term or provision of any insurance which may be issued based on this application, only a writing signed by an officer of the Company can change the terms of this application or the terms of any insurance issued by the Company; (c) no policy applied for shall take effect until all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the policy which was applied for and all answers on this application must be true and correct on the date such policy is received and accepted; and (3) on the date of the later of either
(1) or (2) above, all of the statements and answers given in this application must be true and complete, and there must have been no change in the insurability of any proposed insured. Unless otherwise stated the undersigned applicant is the premium payor and owner of the policy applied for.

I authorize Medical Information Bureau, Inc., my employer, any consumer reporting agency or insurance company, or any other individual or entity that possesses information concerning me to provide such information about me to Western Reserve Life Assurance Co. of Ohio, its representatives or its reinsurers.

The Company shall have sixty days from the date hereof within which to consider and act on this application and if within such period a policy has not been received by the applicant or if notice of approval or rejection has not been given, then this application shall be deemed to have been declined by the Company.

I ACKNOWLEDGE RECEIPT OF THE (1) NOTICE TO PERSONS APPLYING FOR INSURANCE REGARDING INVESTIGATIVE REPORT, (2) NOTICE OF DISCLOSURE OF INFORMATION, AND (3) NOTICE OF INSURANCE INFORMATION PRACTICES.

I UNDERSTAND THAT ANY OMISSIONS OR MISSTATEMENTS IN THIS APPLICATION COULD CAUSE AN OTHERWISE VALID CLAIM TO BE DENIED UNDER ANY INSURANCE ISSUED FROM THIS APPLICATION.

Signed at                                                                       on        MM - DD - YY
         ----------------------------------------            -------------          -------------------------
                         (city)                                  (state)                     (date)

------------------------------------------------------------------------        ---------------------------------------------------
Signature of Proposed Primary Insured/Owner (Child over age 15 must sign)       Print Agent Name


-------------------------------------------------------------------------
Signature of Proposed Other/Joint Insured


-------------------------------------------------------------------------       ---------------------------------------------------
Signature of Applicant/Owner if other than the Proposed Primary Insured         Signature of Licensed Agent         State License #
(If business insurance, show title of officer and name of firm)


-------------------------------------------------------------------------
Signature of Joint Owner (FWP Only)


-------------------------------------------------------------------------
Signature of Proposed Contingent Owner (if applicable)


-------------------------------------------------------------------------       ---------------------------------------------------
Signature of parent or legal guardian for insured(s) 15 and under               Agent #

                                  THIS PAGE IS
                              INTENTIONALLY BLANK


SECTION 1.  PROPOSED OTHER INSURED                          SPECIFIED AMOUNT $
                                                                              --------------------------
------------------------------------------------------------------------------------------------------------------------------------
1. Last Name                                       First Name                                                        M.I.

|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
------------------------------------------------------------------------------------------------------------------------------------
2. Address                                      Apt#                 City

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
------------------------------------------------------------------------------------------------------------------------------------
State               Zip Code        3. Years at Address    4. Home Phone                5. Driver License Number              State

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|(_|_|_|)-_|_|_|-_|_|_|_|_| _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
------------------------------------------------------------------------------------------------------------------------------------
6. Sex              7. Date of Birth       8. Insurable Age 9. Place of Birth - State/Country   10. Social Security Number
[ ] Male
[ ] Female          M|M|-D|D-|Y|Y|Y|Y                                                               | | | |-| | |-| | | | |
------------------------------------------------------------------------------------------------------------------------------------
11. Height          12. Weight     13. Marital Status      14. Relationship to Proposed Insured   15. Employer            Years

| | ft | | | in         | | | | lbs
------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                                               18. Business Phone Number
-----------------------------------------------------------------------------------------------------
17. Employer's Address                                                                                    ( | | ) | | |-| | | | |
------------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?    [ ] Yes  [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
20. Rate Class Quoted:     [ ] Ult Select    [ ] Select    [ ] Ult Standard   [ ] Standard      [ ]  Juvenile
------------------------------------------------------------------------------------------------------------------------------------

SECTION 2.  PROPOSED OTHER INSURED                          SPECIFIED AMOUNT $
                                                                              --------------------------
------------------------------------------------------------------------------------------------------------------------------------
1. Last Name                                       First Name                                                        M.I.

|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
------------------------------------------------------------------------------------------------------------------------------------
2. Address                                      Apt#                 City

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
------------------------------------------------------------------------------------------------------------------------------------
State               Zip Code        3. Years at Address    4. Home Phone                5. Driver License Number              State

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|(_|_|_|)-_|_|_|-_|_|_|_|_| _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
------------------------------------------------------------------------------------------------------------------------------------
6. Sex              7. Date of Birth       8. Insurable Age 9. Place of Birth - State/Country   10. Social Security Number
[ ] Male
[ ] Female          M|M|-D|D-|Y|Y|Y|Y                                                               | | | |-| | |-| | | | |
------------------------------------------------------------------------------------------------------------------------------------
11. Height          12. Weight     13. Marital Status      14. Relationship to Proposed Insured   15. Employer            Years

| | ft | | | in         | | | | lbs
------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                                               18. Business Phone Number
-----------------------------------------------------------------------------------------------------
17. Employer's Address                                                                                    ( | | ) | | |-| | | | |
------------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?    [ ] Yes  [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
20. Rate Class Quoted:     [ ] Ult Select    [ ] Select    [ ] Ult Standard   [ ] Standard      [ ]  Juvenile
------------------------------------------------------------------------------------------------------------------------------------

SECTION 3.          PROPOSED OTHER INSURED                  SPECIFIED AMOUNT $
                                                                              --------------------------
------------------------------------------------------------------------------------------------------------------------------------
1. Last Name                                       First Name                                                        M.I.

|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
------------------------------------------------------------------------------------------------------------------------------------
2. Address                                      Apt#                 City

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
------------------------------------------------------------------------------------------------------------------------------------
State               Zip Code        3. Years at Address    4. Home Phone                5. Driver License Number              State

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|(_|_|_|)-_|_|_|-_|_|_|_|_| _|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
------------------------------------------------------------------------------------------------------------------------------------
6. Sex              7. Date of Birth       8. Insurable Age 9. Place of Birth - State/Country   10. Social Security Number
[ ] Male
[ ] Female          M|M|-D|D-|Y|Y|Y|Y                                                               | | | |-| | |-| | | | |
------------------------------------------------------------------------------------------------------------------------------------
11. Height          12. Weight     13. Marital Status      14. Relationship to Proposed Insured   15. Employer            Years

| | ft | | | in         | | | | lbs
------------------------------------------------------------------------------------------------------------------------------------
16. Occupation & Duties                                                                               18. Business Phone Number
-----------------------------------------------------------------------------------------------------
17. Employer's Address                                                                                    ( | | ) | | |-| | | | |
------------------------------------------------------------------------------------------------------------------------------------
19. Have you used TOBACCO or any other product containing NICOTINE in the last 12 months?    [ ] Yes  [ ]  No
------------------------------------------------------------------------------------------------------------------------------------
20. Rate Class Quoted:     [ ] Ult Select    [ ] Select    [ ] Ult Standard   [ ] Standard      [ ]  Juvenile
------------------------------------------------------------------------------------------------------------------------------------



SECTION 4.  PROPOSED CONTINGENT OWNER

1. Last Name                                       First Name                                                        M.I.

|_|_|_|_|_|_|_|_|_|_|_||_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|
------------------------------------------------------------------------------------------------------------------------------------
2. Address                                      Apt#                 City

|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_
------------------------------------------------------------------------------------------------------------------------------------

State             Zip Code     3. Years at Address  4. Home Phone                   6. Sex           7. Date of Birth
                                                                                      [ ] Male
|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|_|                   (_|_|_|)-_|_|_|-|_|_|_|_|         [ ] Female     M|M|-|D|D|-|Y|Y|Y|Y|
------------------------------------------------------------------------------------------------------------------------------------
10. Social Security Number

  |_|_|_|-|_|_|-|_|_|_|_|

------------------------------------------------------------------------------------------------------------------------------------
SECTION 5.  CONTINUATION OF CHILDREN COVERED UNDER THE CHILDREN'S INSURANCE RIDER
------------------------------------------------------------------------------------------------------------------------------------
COVERAGE AMOUNT  $|_|_|_|,|_|_|_|

            Name               Relationship                       Date of Birth            Height            Weight

                        |                                      M|M|-|D|D|-|Y|Y|Y|Y|     |_|ft  |_|_| in   |_|_|_| lbs
--------------------------------------------------------
                        |                                      M|M|-|D|D|-|Y|Y|Y|Y|     |_|ft  |_|_| in   |_|_|_| lbs
--------------------------------------------------------
                        |                                      M|M|-|D|D|-|Y|Y|Y|Y|     |_|ft  |_|_| in   |_|_|_| lbs
--------------------------------------------------------

Are all children listed?  [ ] Yes   [ ] No       Are children living with   [ ] Yes  [ ] No  If not, explain why:
                                                proposed primary insured?                                        -------------------


------------------------------------------------------------------------------------------------------------------------------------
SECTION 6.  CONTINUATION OF OTHER INSURANCE IN FORCE
------------------------------------------------------------------------------------------------------------------------------------

Proposed Insured Name                         Company                  Amount of insurance        Year issued          Replacement?
------------------------------------------------------------------------------------------------------------------------------------
                                    |                        |       |_|_|_|_|_|_|_|_|_|_|_|                      |         Yes   No
------------------------------------------------------------------------------------------------------------------------------------
                                    |                        |       |_|_|_|_|_|_|_|_|_|_|_|                      |         Yes   No
------------------------------------------------------------------------------------------------------------------------------------
                                    |                        |       |_|_|_|_|_|_|_|_|_|_|_|                      |         Yes   No
------------------------------------------------------------------------------------------------------------------------------------
                                    |                        |       |_|_|_|_|_|_|_|_|_|_|_|                      |         Yes   No
------------------------------------------------------------------------------------------------------------------------------------
SECTION 7.  CONTINUATION OF MEDICAL EXPLANATIONS
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Name, Address and Phone # of
Question #      Proposed Insured's Name       Date, Diagnosis, Treatment, Results, and Duration     Attending Doctor and Hospital

           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------
           |                             |                                                        |
------------------------------------------------------------------------------------------------------------------------------------

SECTION 8.  DECLARATIONS
------------------------------------------------------------------------------------------------------------------------------------

I (We) represent that all statements and answers made in this supplement are full, complete and true to the best of my (our)
knowledge and belief. It is agreed that this statement shall be made part of the application, and is subject to all terms and conditions contained in the application.
sec. 1                                                             sec. 3
       ---------------------------------------------------------           ---------------------------------------------------------
       Signature of Proposed Other Insured                                Signature of Proposed Other Insured
       (Child over 15 must sign)                                           (Child over 15 must sign)

sec. 2
       ---------------------------------------------------------           ---------------------------------------------------------
       Signature of Proposed Other Insured                                 Signature of Applicant/Owner, if other than the Proposed
       (Child over 15 must sign)                                           Primary Insured

--------------------------------------------------      ------------------------------------------     -----------------------------
Witness (Registered Representative)                     Name of Broker/Dealer                          Signed at (City/State)


--------------------------------------------------      ------------------------------------------     -----------------------------
Witness (Registered Representative)                     Name of Broker/Dealer                          Signed at (City/State)

                    WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                  P.O. BOX 9026
                            CLEARWATER, FLORIDA 33758

                                 FRAUD WARNING

The following states require that insurance applicants acknowledge a fraud warning statement. Please refer to the fraud warning statement for your state as indicated below.

FOR APPLICANTS IN ARKANSAS/LOUISIANA

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN COLORADO

          It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN DISTRICT OF COLUMBIA

          It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN FLORIDA

          Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony in the third degree.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN KENTUCKY, OHIO, and PENNSYLVANIA

          Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or a statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN NEW JERSEY

          Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN NEW MEXICO

          Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and criminal penalties.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN OKLAHOMA

          Any person who knowingly, and with intent to injure, defraud or deceive any insurer, makes any claim for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

FOR APPLICANTS IN VIRGINIA, MAINE and TENNESSEE

          It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

          -----------------------------------------        --------------------
          Applicant's Signature                            Date

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                                       10

                                 AGENT'S REPORT



1.  a) How long have you known the Proposed Insured?               9. Is Proposed Primary Insured or Owner related to any
                                                                      InterSecurities, Inc. officer or employee?    [ ]  Yes [ ] No
    ----------------------------------------------------------
    b) Relationship to Proposed Primary Insured:

    ----------------------------------------------------------    10. Is Proposed Primary Insured or Owner a licensed Representative of any Broker/Dealer?  [ ] Yes  [ ] No
    c) Are you financially responsible for the Proposed Primary
       Insured:                                                       If "Yes" Name and Address of Broker/Dealer

            [ ]  Yes        [ ]   No                                  -------------------------------------------------------------

2.  Did you give the "Notice of Information Practices" to the
    Proposed Insured(s)?                                          11.   Type of Sale (check two)

            [ ]  Yes        [ ]   No

                                                                        [ ]  Direct                   [ ] Pension or Profit Sharing
3.  Are you submitting or do you plan to submit an application
    on any Proposed Insured on this application to any other            [ ]  Personal Needs Analysis  [ ] Salary Savings (EICS)
    company?
                                                                        [ ]  Estate Planning          [ ] Gift
            [ ]  Yes        [ ]   No
                                                                        [ ]  Business Insurance       [ ] Salary Allotment

    Company Name                                                                           Purpose of Policy
                 ---------------------------------------------
                                                                        [ ]   Personal Insurance      [ ] Business Insurance
    Face amount $
                 ---------------------------------------------          [ ]   Mortgage                [ ] Key Employee
    Total face amount to be placed with all companies
                                                                        [ ]   Retirement              [ ] Executive Bonus
    $
     ---------------------------------------------------------          [ ]   Education               [ ] Deferred Compensation

                                                                        [ ]   Estate Liquidity        [ ] Split Dollar
4.  Medical Examination
                                                                        [ ]   Income to Family        [ ] Reverse Split Dollar
    Are you arranging for the Medical Requirements?
                                                                        [ ]   Cash Accumulation       [ ] Other
    [ ] Yes  Paramedical Service used:
                                      ------------------------          [ ]   Wealth Replacement
    [ ] No   Request Western Reserve Life order
             medical reqs.
                                                                        [ ]   Buy/Sell - Is Partner applying for
                                                                              similar amount?                     [ ]  Yes [ ]  No
                                                                        Name of Partner
5.  Was money taken with the application?                                              --------------------------------------------

            [ ]  Yes        [ ]   No
                                                                  12.   Was this plan sold, presented or illustrated as a VEBA,
                                                                        welfare benefit concept as defined under IRC Section 419,
    If "yes" was the Conditional Receipt completed and given to         Charitable Legacy Plan, Charitable Retirement Plan,
    the applicant?                                                      Charitable Remainder Life Program, or other similar
                                                                        arrangement?

            [ ]  Yes        [ ]   No                                                        [ ]  Yes  [ ]  No

6.  Did you ask all questions in the presence of the Proposed           If "Yes", have you completed and attached the required
    Insured(s)?                                                         Disclosure, Acknowledgement and Release Form and the
                                                                        accompanying Attorney's Statement?

            [ ]  Yes        [ ]   No
                                                                                            [ ]  Yes  [ ]  No
7.  Are you aware of anything about the health, habits, avocation, environment or mode of living, except as may be related
    directly or indirectly to sexual orientation, which
    may affect the insurability of any person proposed for        13.   Did you comply with all requirements relative to obtaining
    insurance?                                                          Informed Consent for HIV and AIDS testing?
            [ ]  Yes        [ ]   No
                                                                                            [ ]  Yes  [ ]  No
8.  If Proposed Insured is a juvenile (ages 0 through 15):        Writing Agent Name
     (a)  Did you personally see child?  [ ] Yes   [ ] No                           -----------------------------------------------
     (b)  Does child live with parents?  [ ] Yes   [ ] No
                                                                  Agent No.                        Last 4 digits of SSN __ __ __ __
                                                                           -----------------------
     (If "No," explain)
                       ---------------------------------------    Agent's Telephone Number
                                                                                           ----------------------------------------
     ---------------------------------------------------------
                                                                  Agent's Fax Number
     (c)  Life insurance in force on                                                -----------------------------------------------
          parent's life?                 [ ] Yes [ ]  No
                                                                  Agent's E-Mail
     If yes, list amount                                                         --------------------------------------------------
                         -------------------------------------
                                                                  Percent of Agent's Split
     (d)  Life insurance applied for or                                                   -----------------------------------------
          in force on brothers and
          sisters?                       [ ] Yes [ ]  No          Split Agent Name
                                                                                  -------------------------------------------------
     If yes, list amount(s)
                                                                   Agent No.              Percent of Agent's Split
     ---------------------------------------------------------              -------------                         -----------------

     ---------------------------------------------------------    Split Agent Name
                                                                                  -------------------------------------------------
     ---------------------------------------------------------
                                                                   Agent No.              Percent of Agent's Split
                                                                            -------------                         -----------------

I submit this application assuming full responsibility for delivery of any coverage issued and for immediate transmittal to the
Company of the first premium when collected. I know of no condition affecting the insurability of any person proposed for insurance not fully set forth herein. I certify that a Notice of Information Practices statement was given to the Applicant when this application was taken. (If applicable)

$               HAS BEEN PAID BY THE APPLICANT WITH THIS APPLICATION
 -------------                                                       --------------------------------------------------------------
                                                                                              Signature of Writing Agent


                                       11
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                                       12

WRL

                               CONDITIONAL RECEIPT

(Detach and leave with applicant if money is submitted with application. If within the past 12 months any proposed insured has been treated for or experienced heart trouble, stroke or cancer, no payment may be accepted with the application.)

PLEASE READ THIS CAREFULLY

Make all checks payable to the Company. Do not make checks payable to the agent or leave the payee blank or you may jeopardize the insurance for which you have applied.

Received from __________________, the sum of $________________ for the insurance or annuity application dated ____________, with _____________________ as the proposed insured(s) or annuitant. The policy you applied for will not become effective unless and until a policy contract is delivered to you and all other conditions of coverage are met. However, subject to the conditions and limitations of this Receipt, conditional insurance under the terms of the policy applied for may become effective as of the later of (1) the date of application and (2) the date of the last medical examination, tests, and other screenings required by the Company, if any (the "Effective Date"). Such conditional insurance will take effect as of the Effective Date, so long as all of the following requirements are met:

1. Each person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with the Company's underwriting rules and standards, without any modifications as to plan, amount, or premium rate;

2. As of the Effective Date, all statements and answers given in the application must be true;

3. The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our Home Office within the lifetime of the proposed insured;

4. All medical examinations, tests, and other screenings required of the proposed insured by the Company are completed and the results received at our Home Office within 60 days of the date the application was completed; and

5. All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received at our Home Office.

Any conditional coverage provided by this Receipt will terminate on the earliest of: (a) 60 days from the date the application was signed; (b) the date the Company either mails notice to the applicant of the rejection of the application and/or mails a refund of any amounts paid with the application; (c) when the insurance applied for goes into effect under the terms of the policy applied for; or (d) the date the Company offers to provide insurance on terms that differ from the insurance for which you have applied.

The aggregate amount of conditional coverage provided under this Receipt, if any, and any other conditional receipt issued by the Company shall be limited to the lesser of the amount(s) applied for or $500,000 of life insurance. There is no conditional coverage for riders or any additional benefits, if any, for which you have applied.

If one or more of this Receipt's conditions have not been met exactly, or if a proposed insured dies by suicide, the Company will not be liable except to return any payment made with the application.

If the Company does not approve and accept the application for insurance within 60 days of the date you signed the application, the application will be deemed to be rejected by the Company and there will be no conditional insurance coverage. In that case, the Company's liability will be limited to returning any payment(s) you have made upon return of this Receipt to the Company.

This Receipt is not valid unless all blanks are completed above and this Receipt is signed by an agent or authorized Company representative. This Receipt does not provide any conditional insurance until all of the conditions and requirements are met as outlined above.



Dated at                       on
        ----------------------    ---------   ---------------------------------
             City, State            Date      Agent or Authorized Company Rep


                                       13
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                              INTENTIONALLY BLANK

                    DETACH AND LEAVE THIS PAGE WITH APPLICANT

                    NOTICE TO PERSONS APPLYING FOR INSURANCE
                         REGARDING INVESTIGATIVE REPORT

To Proposed Insureds: In connection with this application, an investigative consumer report may be prepared about you. Such reports are part of the process of evaluating risks for life and health insurance. Typically, this report will contain information about your character, general reputation, personal characteristics and mode of living. The information in the report may be obtained by talking with you or members of your family, business associates, financial sources, neighbors, and others you know. You may ask to be interviewed in connection with the preparation of any such report. Also, we may have the report updated if you apply for more coverage.

UPON YOUR WRITTEN REQUEST, WE WILL LET YOU KNOW WHETHER A REPORT WAS PREPARED AND WE WILL GIVE YOU THE NAME, ADDRESS, AND TELEPHONE NUMBER OF THE AGENCY PREPARING THE REPORT. BY CONTACTING THAT AGENCY AND PROVIDING PROPER IDENTIFICATION, YOU MAY OBTAIN A COPY OF THE REPORT.


                       NOTICE OF DISCLOSURE OF INFORMATION

To Proposed Insureds: Information regarding your insurability will be treated as confidential. We or our reinsurer(s) may, however, make a brief report about it to the Medical Information Bureau, Inc. ("MIB"). MIB is a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If you apply to another MIB member company for life or health insurance coverage, or you submit a claim for benefits to another MIB member company, then MIB, if requested, will supply such company with the information it has on file.

Upon your request, MIB will disclose to you any information it has about you. If you question the accuracy of information in MIB's file, you may contact MIB and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting Act. The address of MIB's information office is Post Office Box 105, Essex Station, Boston, Massachusetts 02122. MIB's telephone number is (617) 426-3660.

                    NOTICE OF INSURANCE INFORMATION PRACTICES

To Proposed Insureds: Personal information may be collected from persons other than the individual(s) proposed for coverage. Such information as well as other personal or privileged information subsequently collected by us or our agent may in certain circumstances be disclosed to third parties without authorization. Upon request, you have the right to access your personal information and ask for corrections. You may obtain a complete description of our Information Practices by writing to Western Reserve Life Assurance Co. of Ohio, Attn: Director of Underwriting, P.O. Box 9026, Clearwater, Florida 33758-9026.

                                  THIS PAGE IS
                              INTENTIONALLY BLANK

Asset Allocation Options             (WRL LOGO)
                                     Western Reserve Life Assurance Co. of Ohio
                                     P.O. Box 9051
                                     Clearwater, FL 33758-9051

DOLLAR COST AVERAGING (NOT AVAILABLE IF ASSET REBALANCING IS ELECTED)

I hereby request and authorize Western Reserve Life to transfer funds from the selected subaccounts or Fixed Account to the subaccounts indicated below (no more than 1/10 of the amount in the Fixed Account at the beginning of the Dollar Cost Averaging can be transferred each month). The transfers are to be made on the ___ day of the month (except 29th, 30th, or 31st) for ___ months (minimum
6 months).

ASSET REBALANCING (NOT AVAILABLE IF DOLLAR COST AVERAGING IS ELECTED)

I hereby request and authorize Western Reserve Life to automatically transfer amounts from the selected subaccounts listed below on the frequency selected to maintain a desired allocation among the various subaccounts offered.

Frequency:       [ ] Monthly(1)   [ ] Quarterly  [ ] Semi-Annually  [ ] Annually
Based on:             Specify day of month         Calendar Year(1) (rebalance
                 ----                        ----- will occur on the 28th day
                                                   of the month)

(1) Only available for FEB, FEA and FWP

++  Minimum cash value required:
    $10,000  - WRL Freedom Wealth Protector (FWP)
    $5,000 - WRL Freedom Elite Builder (FEB) / WRL Freedom Elite Advisor (FEA)

Asset rebalancing is the periodic rebalancing of the cash value in the chosen subaccounts (as indicated below) of your variable life insurance policy to maintain a desired allocation among the various subaccounts offered.


                                                                                                        DOLLAR COST AVERAGING
PAYMENT ALLOCATION %      SUBACCOUNT                                       ASSET REBALANCING       TRANSFER FROM:      TRANSFER TO:
--------------------      ----------                                       -----------------       --------------      ------------
                   %      WRL AEGON Bond                                                  %             $                $
   ----------------                                                         --------------               -----------      ---------
                   %      Access U.S. Government Money Market Portfolio*+                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Alger Aggressive Growth                                     %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL American Century International                              %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Asset Allocation - Conservative Portfolio**                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Asset Allocation - Growth Portfolio**                       %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Asset Allocation - Moderate Portfolio**                     %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Asset Allocation - Moderate Growth Portfolio**              %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Capital Guardian U.S. Equity*                               %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Capital Guardian Value*                                     %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Clarion Real Estate Securities                              %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Dreyfus Mid Cap                                             %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Federated Growth & Income                                   %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL GE U.S. Equity                                              %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Great Companies - America(SM)                               %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Great Companies - Global(2)                                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Great Companies - Technology(SM)                            %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL J.P. Morgan Enhanced Index*                                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Janus Balanced                                              %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Janus Global                                                %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Janus Growth                                                %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL LKCM Strategic Total Return                                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Marsico Growth                                              %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL MFS High Yield*                                             %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Munder Net50                                                %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL PBHG Mid Cap Growth                                         %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL PBHG/NWQ Value Select                                       %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL PIMCO Total Return                                          %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      Potomac Dow 30 Plus Portfolio*+                                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      Potomac OTC Plus Portfolio*+                                    %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Salomon All Cap                                             %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL T. Rowe Price Equity Income                                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL T. Rowe Price Small Cap                                     %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Third Avenue Value                                          %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Transamerica Convertible Securities                         %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Transamerica Equity                                         %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Transamerica Growth Opportunities                           %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Transamerica Money Market                                   %             $                $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Transamerica U.S. Government Securities*                    %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Transamerica Value Balanced                                 %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      WRL Van Kampen Emerging Growth                                  %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      Fixed Account                                                   N/A           $                $
   ----------------                                                         --------------               -----------      ---------
                   %      Other                                                           %                              $
   ----------------                                                         --------------               -----------      ---------
                   %      Other                                                           %                              $
   ----------------                                                         --------------               -----------      ---------

Note: Total percentages MUST add to a total of 100%

* AVAILABLE WITH FEB, FEA AND FWP ONLY.

** BASED ON MORNINGSTAR ASSOCIATES MODELS.

+ RESTRICTIONS APPLY, SEE PROSPECTUS FOR DETAILS.

These subaccounts are available for the products listed on this application. For other products, see the prospectus for subaccount availability. Asset rebalancing will terminate automatically if any transfer is made to, or from, any subaccount other than a scheduled rebalancing.

------  ----------  ----------------------------   ----------------------------
State   Date        Signature of Policyowner       Signature of Joint Owner
                                                   (if applicable)

L - APPSUPP